Exhibit 2.  Specimen Common Share Certificate

BONTAN CORPORATION INC.

INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

NUMBER GS1	THIS CERTIFIES THAT	Shares *1000******* **1000****** ***1000***** ****1000****

**ANY SHAREHOLDER & COMPANY**

CUSIP: 09852M 10 1

is the registered holder of

**one thousand**

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

BONTAN CORPORATION INC.

tranferable only on the books of the Corporation by the holder thereof in person or by attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

Terence Robinson Chairman of the Board /s/		DATED 2003/03/19

Kamlesh Shah Secretary /s/		COUNTERSIGNED AND REGISTERED by Equity Transfer Services Inc. Toronto, Ontario, Canada. Transfer Agent and Registrar

By AUTHORIZED OFFICER

The Shares represnted by this Certificate are transferable at the offices of Equity Transfer Services Inc., Toronto, Ontario, Canada

SECURITY INSTRUCTIONS ON REVERSE

RESTRICTIONS
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT INSURANCE NUMBER OF TRANSFEREE

____ ____ ____ - ____ ____ ____ - ____ ____ ____

(Name and address of transferee)

shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irevocably constitutes and appoints the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated

Signature:

Guaranteed by:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND IN EVERY PARTICULAR WITH THE SURNAME AND FIRST NAME(S) OR INITIALS SHOWN ON THE FACE OF THIS CERTIFICATE AND THE ENDORSEMENT MUST BE SIGNATURE GUARANTEED, IN EITHER CASE, BY A CANADIAN CHARTERED BANK, OR A MEMBER OF A RECOGNIZED SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP). THE STAMP AFFIXED THEREON BY THE GUARANTOR MUST BEAR THE ACTUAL WORDS "SIGNATURE GUARANTEE", OR "SIGNATURE MEDALLION GUARANTEED" OR IN ACCORDANCE WITH INDUSTRY STANDARDS.